    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 2000
                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                         QUESTCOR PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)

             California                                        33-0476164
    (State or other jurisdiction                            (I.R.S. Employer
 of incorporation or organization)                       Identification Number)

                               26118 Research Road
                            Hayward, California 94545
                                 (510) 732-5551
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 --------------

                             1992 STOCK OPTION PLAN
                          1993 NON-EMPLOYEE DIRECTORS'
                              EQUITY INCENTIVE PLAN
                            (Full title of the plans)

                                 --------------

                              Charles J. Casamento
                             Chairman, President and
                             Chief Executive Officer
                         QUESTCOR PHARMACEUTICALS, INC.
                               26118 Research Road
                            Hayward, California 94545
                                 (510) 732-5551
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 --------------

                                   Copies to:

                             Alan C. Mendelson, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                            Palo Alto, CA 94306-2155
                                 (650) 843-5000

                                 --------------

                           CALCULATION OF REGISTRATION FEE
=========================================================================================================
                                                           PROPOSED        PROPOSED
                                                            MAXIMUM        MAXIMUM            AMOUNT OF
             TITLE OF SECURITIES          AMOUNT TO     OFFERING PRICE     AGGREGATE        REGISTRATION
               TO BE REGISTERED       BE REGISTERED(1)   PER SHARE(2)   OFFERING PRICE(2)        FEE
---------------------------------------------------------------------------------------------------------
Stock Options and Common Stock           5,133,712      $1.24 - $2.50      $10,204,659          $2,695
=========================================================================================================

(1) Consists of shares of Common Stock which are issuable pursuant to awards under the Registrant's 1992 Stock Option Plan (the "1992 Plan") and 1993 Non-Employee Directors' Equity Incentive Plan (the "1993 Plan").

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) of the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for shares subject to outstanding stock options previously granted under the 1992 Plan and 1993 Plan upon the assumption of outstanding stock options in connection with the Registrant's acquisition of RiboGene, Inc. and (b) shares issuable under the 1992 Plan and 1993 Plan, calculated on the basis of the average of the high and low prices of Registrant's Common Stock on February 9, 2000 as reported on the American Stock Exchange. The following chart shows the calculation of the registration fee:

=====================================================================================
                                     Number of     Offering Price         Aggregate
      Type of Shares                   Shares         Per Share        Offering Price
-------------------------------------------------------------------------------------
Common Stock issuable
pursuant to outstanding
options under the 1992 Plan          3,390,400          $ 1.73          $ 5,865,392
-------------------------------------------------------------------------------------
Common Stock issuable
under the 1992 Plan                  1,343,312          $ 2.50          $ 3,358,280
-------------------------------------------------------------------------------------
Common Stock Issuable
pursuant to outstanding
options under the 1993 Plan             15,090          $ 1.24          $    18,712
-------------------------------------------------------------------------------------
Common Stock issuable
under the 1993 Plan                    384,910          $ 2.50          $   962,275
-------------------------------------------------------------------------------------
Total                                5,133,712                          $10,204,659
=====================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8

        The contents of the Registration Statements on Form S-8 Nos. 33-60194, 33-72622, 33-91254 and 333-81243 filed by the Registrant with the Securities and Exchange Commission on March 29, 1993, December 8, 1993, April 17, 1995 and June 21, 1999, respectively, are incorporated herein by reference.


                                    EXHIBITS



EXHIBIT
NUMBER
-------
4.1            Amended and Restated Articles of Incorporation of the Registrant.

4.2            Bylaws of the Registrant.(1)

4.3            Certificate of Adoption of Bylaw Amendment of the Registrant.(2)

4.4            Specimen stock certificate.(1)

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement.

24.1           Power of Attorney is contained on the signature pages.

99.1           1992 Stock Option Plan, as amended.

99.2           1993 Non-Employee Directors' Equity Incentive Plan, as amended.

----------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-51682) on September 4, 1992, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended July 31, 1998, and incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hayward, State of California, on February 16, 2000.



                                        QUESTCOR PHARMACEUTICALS, INC.



                                        By  /s/ Charles J. Casamento
                                           ---------------------------------
                                        Charles J. Casamento
                                        Chairman, President and
                                        Chief Executive Officer


                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles J. Casamento and Hans Schmid, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                                      DATE
---------                            -----                                      ----
/s/ Charles J. Casamento             Chairman of the Board,  Chief Executive    February 16, 2000
-----------------------------        Officer, President and Secretary
CHARLES J. CASAMENTO                 (Principal Executive Officer)


/s/ Hans Schmid                      Vice President, Finance and                February 16, 2000
-----------------------------        Administration and Chief Financial
HANS SCHMID                          Officer (Principal Financial and
                                     Accounting Officer)


/s/ Robert F. Allnutt                Director                                   February 16, 2000
-----------------------------
ROBERT F. ALLNUTT


/s/ Digby W. Barrios                 Director                                   February 16, 2000
-----------------------------
DIGBY W. BARRIOS


/s/ Frank J. Sasinowski              Director                                   February 16, 2000
-----------------------------
FRANK J. SASINOWSKI


/s/ Jon S. Saxe                      Director                                   February 16, 2000
-----------------------------
JON S. SAXE

EXHIBIT
NUMBER
-------
4.1            Amended and Restated Articles of Incorporation of the Registrant.

4.2            Bylaws of the Registrant.(1)

4.3            Certificate of Adoption of Bylaw Amendment of the Registrant.(2)

4.4            Specimen stock certificate.(1)

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, Independent Auditors.

23.2           Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement.

24.1           Power of Attorney is contained on the signature pages.

99.1           1992 Stock Option Plan, as amended.

99.2           1993 Non-Employee Directors' Equity Incentive Plan, as amended.

----------------
(1) Filed as an exhibit to the Registrant's Registration Statement on Form S-1 (No. 33-51682) on September 4, 1992, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Form 10-K for the fiscal year ended July 31, 1998, and incorporated herein by reference.